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                                                                      EXHIBIT 21

                                      UICI
                                AND SUBSIDIARIES

                              SUBSIDIARIES OF UICI

                                                                     JURISDICTION
                                                               ------------------------
The MEGA Life and Health Insurance Company..................           Oklahoma
Mid-West National Life Insurance Company of Tennessee.......          Tennessee
The Chesapeake Life Insurance Company.......................           Oklahoma
AMLI Realty Company.........................................           Illinois
Financial Services Reinsurance, Ltd.........................   Turks and Caicos Islands
United Group Reinsurance, Ltd...............................   Turks and Caicos Islands
Specialized Card Services, Inc. ............................         South Dakota
United CreditServ, Inc. ....................................           Delaware
U.S. Managers Life Insurance, Ltd...........................   Turks and Caicos Islands
Fidelity First Insurance Company............................            Texas
Performance Driven Awards, Inc. ............................            Texas
Barron Risk Management Services, Inc. ......................            Texas
UICI Marketing, Inc. .......................................           Delaware
SunTech Processing Systems, LLC.............................            Texas
CFLD-I, Inc. ...............................................           Delaware
AMS Investment Group, Inc. .................................           Delaware
UICI Funding Corp. 2........................................           Delaware
Academic Management Services Corp...........................           Delaware
EFG-I, SPC-I, Inc. .........................................           Delaware
EFG-II, SPC-I, Inc. ........................................           Delaware
EFG-III, SPC-I, Inc. .......................................           Delaware
EFG-IV, LP..................................................           Delaware
EFG-I, LP...................................................           Delaware
EFG-II, LP..................................................           Delaware
EFG-III, LP.................................................           Delaware
EFG Funding, LLC............................................           Delaware
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